CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

 Exhibit 10.1

AGREEMENT

This Agreement (the “Agreement”) is effective as of the Effective Date and is between Super League Gaming, Inc., a Delaware corporation with its headquarters located at 2906 Colorado Avenue, Santa Monica, California 90404 (“SLG”) and ggCircuit, LLC, an Indiana limited liability company with its headquarters located at 2303 South 3rd Street, Terre Haute, Indiana 47802 (“ggCircuit”). SLG and ggCircuit are individually a “Party” and collectively the “Parties”.

Background

(A)
SLG is a leading provider of physical and digital competitive video gaming experiences that utilize a proprietary technology platform enabling gamers and spectators to experience esports competitions in single player and multi-player formats;

(B)
ggCircuit is a technology company that provides several products via software as a service that support the business operations of esports LAN centers;

(C)
Among those products is an esports competition platform called “ggChampions”;

(D)
SLG proposes to rebrand “ggChampions” as “Prime” (or a name to be mutually agreed by the Parties) and to commercially exploit Prime on behalf of ggCircuit; and

(E)
ggCircuit desires for SLG to exploit Prime under its brand name “Super League Gaming” and to grant to SLG other associated rights to support the success of Prime.

Therefore, the Parties agree as follows:

1.
Definitions.

1.1 “Brand Partnerships” means those relationships with sponsors and advertisers which are procured by SLG pursuant to Clause 4.1 of Schedule C.

1.2 “Brand Partnerships Net Revenues” means the gross revenues actually received by SLG through Brand Partnerships pursuant to Clause 4.1 of Schedule C less (i) a [*****] sales fee; and (ii) any payments made to ggCircuit venue customers as part of the activation of Brand Partnerships, but specifically excluding:

(A) Revenue generated by SLG through its existing [*****] agreement with [*****];

(B) The monetary or other value of products, services, coupons or other items included within the rewards platform within the ggLeap; and

(C) Revenue generated by SLG through brand partnerships associated with gameplay events or tournaments that are listed in the Events Section of ggLeap [*****].

1.2
“Customer Data” means information, data, and other content, in any form or medium, that is collected, downloaded, or otherwise received, directly or indirectly from an end-user by or through a membership to Super League Gaming which was accessed via ggLeap. For the avoidance of doubt, Customer Data does not include other information obtained by ggCircuit through the access or use of the Software by any authorized user.

1.3           “Customer Platform” means that portion of ggLeap which is accessible by end-user game players within a ggCircuit customer venue.

1.4           “Effective Date” means October 1, 2019.

1.5
“Enterprise Version” means a version of ggLeap: (i) that is sold to, and utilized by, a single client of ggCircuit for its sole use, which may be customized by that user, [*****]; (ii) which is developed for educational and other non-consumer purposes.

1.6
“ggCircuit Marks” means the names and logos of ggCircuit and ggLeap as depicted on Exhibit 1.

1.7
“ggLeap” means the software and service, as it now exists or is later developed, that serves as the esports business management platform for LAN centers, arenas, universities, cyber cafes, end-users, and other parties, including versions designed for personal use, and all derivatives thereof and individual features.

1.8
“Intellectual Property Rights” means any and all registered and unregistered rights granted, applied for, or otherwise now or hereafter in existence under or related to any patent, copyright, trademark, trade secret, database protection, or other intellectual property rights laws, and all similar or equivalent rights or forms of protection, in any part of the world.

1.9
“Pass-Through Partnerships” means those relationships with sponsors and advertisers which are referred by ggCircuit to SLG pursuant to Paragraph 4.2 of Schedule C.

1.10
“Prime Net Revenues” means the gross revenues actually received by SLG from subscribers of Prime [*****].

1.11
“SLG Marks” means the name and logo SLG as depicted on Exhibit 2.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

1.12
“Software” means (i) ggLeap, as it now exists or is later developed; (ii) [*****]; (iii) the service currently known as “ggChampions” (and later referred to as “Prime” in this Agreement), as it now exists or is later developed, that provides a competition, virtual currency, and rewards platform; (iv) and all derivatives and individual features of (i) through (iii).

1.13
“Standard Version” means the version of ggLeap that is typically sold to, and utilized by, one or a small number of locations of a single client of ggCircuit [*****], and excludes Enterprise Versions.

1.14
“Third Party Partnerships” means those relationships with game publishers and other parties which are procured by SLG pursuant to Paragraph 5 of Schedule C but specifically excluding Brand Partnerships.

1.15
“Third Party Partnerships Net Revenues” means the gross revenues actually received by SLG through Third Party Partnerships [*****].

1.16
“Term” has the meaning given to it in Section 4, inclusive of the Original Term and the Renewal Term (if applicable).

1.17
“Territory” means Worldwide.

1.18
“User Data” means information, data, and other content, in any form or medium, that is collected, downloaded, or otherwise received, directly or indirectly from an end-user by or through access or use of the Software.

2.
Grant of Rights and Deliverables.

2.1           Grant of Rights. ggCircuit grants to SLG, during the Term and in the Territory, the right to commercially exploit Prime (as defined in Schedule A below) and to feature the “Super League Gaming” brand on the Customer Platform enabled through the Standard Version of ggLeap. Additional rights which ggCircuit has granted to SLG in the Territory are detailed in the attached Schedule A. [*****]. The aforementioned notwithstanding, ggCircuit agrees to make reasonable efforts to convince customers of Enterprise Versions or custom versions of ggLeap to accept some amount of Super League branding. Any rights not granted to SLG are specifically reserved by ggCircuit.

2.2           ggCircuit Deliverables. ggCircuit will provide the services described in Schedule B.

2.3           SLG Deliverables. SLG will provide the services described in Schedule C.

3.
Consideration.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

3.1           Rights Fees. In consideration for the rights granted by ggCircuit to SLG herein, SLG shall pay to ggCircuit the following:

(A) The sum of $340,000 payable within 30 days of the Effective Date;

(B) A quarterly fee of $150,000 payable on the 15th day of each January, April, July, and October during the Term. If the average three-month rolling gross revenues actually received by SLG from subscribers to Prime is equal to or greater than [*****], SLG is no longer obligated to pay ggCircuit the quarterly fee from that point forward during the Term. By way of example, [*****], then SLG is not obligated to pay ggCircuit the quarterly fee for November 2022 and thereafter.

3.2           Revenue Sharing.

(A)           Revenue from Prime. SLG shall pay to ggCircuit [*****] of Prime Net Revenues, payable each calendar quarter in arrears within 30 days of the close of each calendar quarter;

(B)           Revenue from Brand Partnerships. SLG shall pay to ggCircuit [*****] of Brand Partnerships Net Revenues, payable each calendar quarter in arrears within 30 days of the close of each calendar quarter;

(C)           Revenue from Pass-Through Partnerships. SLG shall pay to ggCircuit [*****] of the gross revenues actually received by SLG from Pass-Through Partnerships, payable each calendar quarter in arrears within 30 days of the close of each calendar quarter; and

(D)           Revenue from Third Parties. SLG shall pay to ggCircuit [*****] of Third Party Partnerships Net Revenues, payable each calendar quarter in arrears within 30 days of the close of each calendar quarter.

3.3
[*****].

3.4
Collection of Revenues.

(A)           SLG will collect fees generated from subscribers of Prime and wholesale or bulk purchases of Prime subscriptions, as well as from Brand Partnerships, Third-Party Partnerships, and Pass-Through Partnerships.

(B)           SLG shall provide to ggCircuit within 15 days of the close of each calendar quarter a summary of (i) Prime subscriptions (including quantity and prices paid by subscribers); and (ii) each Brand Partnership, Third-Party Partnership, and Pass-Through Partnership, which such summary will detail the length of the agreement, the consideration

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

for the agreement and payment schedule, any renewal provisions or rights to extend, and any other material terms.

(C)           SLG shall retain for a period of not less than two years all contracts, invoices, and other financial information relating to Prime, Brand Partnerships, and Third-Party Partnerships (the “Accounting Materials”). During the Term and for two years thereafter, upon reasonable advance notice, SLG shall make available the Accounting Materials to an audit firm engaged by ggCircuit at reasonable intervals no more than once annually. SLG shall pay to ggCircuit the amount of any discrepancy plus interest in the amount of 1.5% per month. Should the audit reveal an underpayment by SLG of 5% or more, then SLG shall reimburse ggCircuit for its reasonable costs of the audit.

4.
Term and Termination.

4.1           Term. Subject to Clauses 4.2, 4.3, and 4.4 below, this Agreement begins on the Effective Date and concludes on the fifth anniversary of the Effective Date (the “Original Term”). Thereafter, this Agreement will automatically renew [*****] (the “Renewal Term”), subject to the following:

(A) If the average monthly gross revenue actually received by SLG from subscribers of Prime in the period commencing [*****] is greater than or equal to [*****], the Agreement will automatically continue into the Renewal Term.

(B) If the above-referenced average monthly gross revenue threshold is not achieved, either Party may give the other Party notice of its intention not to renew this Agreement no later than 60 days before expiration of the Original Term. If either Party makes timely notice not to renew this Agreement, then this Agreement will terminate at midnight (Eastern time) of [*****].

4.2           Termination by Either Party.

(A)           Either Party may terminate this Agreement upon 30 days written notice if the other of them commits a material breach of this Agreement. The Party alleging breach shall inform the breaching Party in writing of the good faith reasons it is declaring a breach. Thereafter, the breaching Party has 30 days to cure the breach to the good faith reasonable satisfaction of the non-breaching Party. If the breaching Party has not cured the breach, then the non-breaching Party may notify the breaching Party in writing of its intention to terminate this Agreement, which such termination will be effective on the 30th day following written notice.

(B)           Either Party may terminate this Agreement upon 30 days written notice if there is a change in law which renders the purpose of this Agreement illegal or commercially impractical.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

(C)           Commencing September 30, 2020, either Party may terminate this Agreement upon 60 days written notice if the average gross revenues actually received by SLG from subscribers of Prime during any three month rolling period is not equal to or greater than:

(i)           [*****] per month by [*****]; or
(ii)           [*****] per month by [*****]; or
(iii)           [*****] per month by [*****].

(D)           Should ggCircuit notify SLG of its intent to terminate this Agreement pursuant to Clause 4.2(C)(i), SLG will have the right to continue the Agreement as if it had achieved the revenue goal stated in Clause 4.2(C)(i) by paying ggCircuit [*****] within 30 days of receiving ggCircuit’s notice of termination. Upon receipt of the [*****], ggCircuit shall not have the right to terminate this Agreement for a period of [*****] other than pursuant to Clause 4.4 hereunder.

(E)           Commencing with the Renewal Term, either Party may terminate this Agreement upon 60 days written notice if the average gross monthly revenues actually received by SLG from subscribers of Prime during [*****].

4.3
Termination by ggCircuit. ggCircuit may terminate this Agreement upon [*****] written notice if, within 60 days from the launch of Prime inclusive of the prizing section of the rewards platform, SLG is not distributing at least [*****] of rewards or prizes per month to players through the prizing section of the rewards platform or otherwise.

4.4
Bankruptcy or Insolvency. In addition to Clause 4.2, either Party may, at its election, terminate this Agreement immediately on written notice, without the opportunity to cure, upon the occurrence of any one of the following events:

(A)           if the other Party is adjudged as bankrupt or insolvent or a trustee is appointed after that Party has filed a petition for reorganization or arrangement under the Federal Bankruptcy Laws, or under the laws of any State, and any such adjudication or appointment has not been vacated or stayed or set aside within thirty (30) days from the date of the entry or granting thereof; or

(B)           if the other Party files or consents to any petition in bankruptcy or arrangement under the Federal Bankruptcy Laws, or under the laws of any State; or

(C)           a court has made a decree or issued an order appointing a receiver over the property of the other Party and such decree or order has not been vacated, stayed or set aside within thirty (30) days from the date of the entry or granting thereof, or if the other Party applies for or consents to the appointment of a receiver.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

4.5
Effect of Termination. Upon any expiration or termination of this Agreement, except as expressly otherwise provided:

(A)           All rights, licenses, consents, and authorizations granted by either Party to the other Party will immediately terminate;

(B)           ggCircuit may disable all of SLG’s access to ggLeap; and

(C)           if ggCircuit terminates this Agreement because SLG has failed to pay any sums due, then all such sums that would have become payable had the Agreement remained in effect until the expiration of the Term will become immediately due and payable, and SLG shall pay such sums, together with all previously-accrued but not yet paid sums, on receipt of an invoice from ggCircuit.

5.
Intellectual Property Rights.

5.1
ggCircuit. All right, title, and interest in and to the Software, including all Intellectual Property Rights therein, are and will remain with ggCircuit. SLG has no right, license, or authorization with respect to the Software except as explicitly granted in this Agreement. All other rights in the Software are expressly reserved by ggCircuit.

5.2
SLG. All right, title, and interest in and to the Intellectual Property Rights of SLG are and will remain with SLG. ggCircuit has no right, license or authorization with respect to the Intellectual Property Rights of SLG except as explicitly granted in this Agreement.

5.3
SLG Data. As between SLG and ggCircuit, SLG is and will remain the sole and exclusive owner of all right, title, and interest in and to all Customer Data, including all Intellectual Property Rights relating thereto.

5.4
ggCircuit Data. As between SLG and ggCircuit, ggCircuit is and will remain the sole and exclusive owner of all right, title, and interest in and to all User Data, including all Intellectual Property Rights relating thereto.

5.5
Trademark License.

(A)           By ggCircuit. ggCircuit hereby grants to SLG the non-exclusive, royalty-free, non-transferable, limited, revocable right to use the ggCircuit Marks during the Term solely in connection with its performance of this Agreement.

(B)           By SLG. SLG hereby grants to ggCircuit the non-exclusive, royalty-free, non-transferable, limited, revocable right to use the SLG Marks during the Term solely in connection with its performance of this Agreement.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

(C)           No Transfer of Ownership. The approval by a Party to use its logos, trademarks or trade names in marketing or promotional materials does not grant any ownership rights in the logos, trademarks or trade names to the other Party. The Party receiving permission to use a logo, trademark or trade name will follow all reasonable instructions and guidelines regarding the logo, trademark or trade name from the owner of the logo, trademark or trade name, and the Party receiving permission to use a logo, trademark or trade name will take all reasonable steps to protect the logo, trademark or trade name.

5.6
Equitable Relief. The Parties acknowledge that any use of the other Party’s intellectual property not in compliance with this Agreement will cause irreparable damage to the other. Therefore, in the event of any such breach of this Section 5, the non-breaching Party will be entitled to obtain specific relief including, but not limited to, an injunction enjoining any such breach or threatened breach, and to recover its reasonable attorneys’ fees and costs incurred in connection therewith. This right of injunction is not the only legal or equitable remedy available to either Party under this Agreement.

6.
Confidentiality. Each Party acknowledges that in order for it to properly perform its duties hereunder it may gain access to or acquire knowledge or information about the other Party that is confidential including, but not limited to, information that relates to past, present or future products, software, hardware, research development, inventions, processes, techniques, designs or technical information, ideas, data, management or financial information relating to the other Party’s personnel and prospective changes to personnel, marketing and planning strategies, sales strategies, promotional events, budgets, pricing, and other non-public information which the other Party considers to be confidential (“Confidential Information”). Confidential Information excludes (i) information that is in the public domain without a breach of this Agreement and without reliance on the Confidential Information and (ii) information the non-disclosing Party obtains from a third Party without breach of this Agreement.

6.2           Each Party agrees that it does not have any right or interest in any of the other Party’s Confidential Information and may not, whether during the continuance of this Agreement or after its termination, without the prior written consent of the other Party, disclose Confidential Information at any time to any person, firm, corporation, association or other entity for any reason not related to its obligations and duties pursuant to this Agreement (except for disclosures to attorneys, accountants, and lending sources, or disclosure in connection with enforcing its rights hereunder). Furthermore, neither Party may disclose any Confidential Information to any of its employees or to agents except those who need to know such information to enable them to provide the agreed services. Each Party shall require its employees and agents to abide by the provisions of this Section 6.

6.3           Each Party agrees and undertakes that, following termination or expiration of this Agreement and upon request from the disclosing Party, it will promptly return to the disclosing Party all documents, files, computer discs and other data that contain or derive in any way from Confidential Information.

6.4
Each Party is entitled to disclose Confidential Information to the extent that it becomes compelled to disclose the Confidential Information pursuant to court or administrative order, legal process, law, or regulation; provided, however, that before disclosure and not more than three (3) business days from its receipt of the order or legal process or its decision that a law or regulation compels the disclosure, the Party compelled to disclose must notify the other Party of the compelled disclosure and shall cooperate with the other Party in seeking a confidentiality agreement, protective order, or other protection of the confidentiality of the Confidential Information.

7.
Representations and Warranties.

7.1           Mutual Representations and Warranties. Each Party represents and warrants to the other Party that:

(A)           it is duly organized, validly existing, and in good standing as a corporation or other entity under the laws of the jurisdiction of its incorporation or other organization;

(B)           it has the full right, power, and authority to enter into and perform its obligations and grant the rights, licenses, consents, and authorizations it grants or is required to grant under this Agreement;

(C)           that it will comply with all applicable laws in relation to its performance of this Agreement;

(D)           the execution of this Agreement by its representative whose signature is set forth at the end of this Agreement has been duly authorized by all necessary corporate or organizational action of such party;

(E)           when executed and delivered by both parties, this Agreement will constitute the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms; and

(F)           that it will perform its obligations under this Agreement using personnel of required skill, experience, and qualifications and in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services and will devote adequate resources to meet its obligations under this Agreement.

7.2
Disclaimer of Warranties. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN CLAUSE 7.1 ABOVE, ALL SERVICES AND SOFTWARE ARE PROVIDED “AS IS.” BOTH PARTIES SPECIFICALLY DISCLAIM ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING, USAGE, OR TRADE PRACTICE. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES A WARRANTY OF ANY KIND THAT THE SERVICES OR SOFTWARE, OR ANY PRODUCTS OR RESULTS OF THE USE THEREOF, WILL MEET THE OTHER PARTY’S OR ANY OTHER PERSON’S REQUIREMENTS, OPERATE WITHOUT INTERRUPTION, ACHIEVE ANY INTENDED RESULT, BE COMPATIBLE OR WORK WITH ANY SOFTWARE, SYSTEM, OR OTHER SERVICES, OR BE SECURE, ACCURATE, COMPLETE, FREE OF HARMFUL CODE, OR ERROR FREE.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

8.
Indemnification.

8.1
Mutual Indemnification. Each of the Parties will indemnify, defend, and hold the other Party and its respective affiliates, employees, agents, officers, and directors (collectively, the “Indemnified Parties”) harmless, at the expense of the non-indemnified party, from any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or other, whether at law, in equity, or otherwise (an “Action”) from any and all losses, damages, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees and the costs of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers (“Losses”), incurred by the Indemnified Parties as a result of any breach of this Agreement by the other Party or any of the representations or warranties contained in Section 7, including but not limited to claims of infringement or misappropriation.

8.2
By ggCircuit. ggCircuit will indemnify, defend, and hold the SLG Indemnified Parties harmless, at its expense, from any Losses resulting from any Action by a third party that (i) alleges SLG’s use of ggLeap as permitted by this Agreement infringes or misappropriates any such third party’s Intellectual Property Rights in the United States; or (ii) that the coins generated through ggChampions prior to the Effective Date are illegal or infringing on any third party rights.

8.3
By SLG. SLG will indemnify, defend, and hold the ggCircuit Indemnified Parties harmless, at its expense, from any Losses resulting from an Action by a third party arising from its advertising, promotion, and marketing of Prime and the other rights granted to it under this Agreement, and from any claim arising from a customer of ggCircuit (or its customer, such as an end-user player) using services provided by SLG.

8.4
Indemnification Procedure. Each Party shall promptly notify the other Party in writing of any Action for which such Party believes it is entitled to be indemnified pursuant to this Section 8. The Party seeking indemnification (the “Indemnitee”) shall cooperate with the other party (the “Indemnitor”) at the Indemnitor's sole cost and expense. The Indemnitor shall promptly assume control of the defense and shall employ counsel reasonably acceptable to the Indemnitee to handle and defend the same, at the Indemnitor's sole cost and expense (which such counsel may be panel counsel appointed by Indemnitor’s insurance company). The Indemnitee may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing. The Indemnitor shall not settle any Action without the Indemnitee's prior written consent, which such consent may not be unreasonably withheld, conditioned, or delayed. If the Indemnitor fails or refuses to assume control of the defense of such Action, the Indemnitee has the right, but no obligation, to defend against such Action, including settling such Action after giving notice to the Indemnitor, in each case in such manner and on such terms as the Indemnitee may deem appropriate. The Indemnitee's failure to perform any obligations under this Clause 8.4 will not relieve the Indemnitor of its obligations under this Section 8, except to the extent that the Indemnitor can demonstrate that it has been materially prejudiced as a result of such failure.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

8.5
Mitigation. If ggLeap or any of the services provided by ggCircuit, are, or in SLG’s opinion are likely to be, claimed to infringe, misappropriate, or otherwise violate any third-party Intellectual Property Rights, ggCircuit may, at its option and sole cost and expense:

(A)           obtain the right for SLG to continue to use the services or ggLeap as materially contemplated by this Agreement;

(B)           modify or replace the services or ggLeap, in whole or in part, to seek to make the services or ggLeap (as so modified) non-infringing;

(C)           by written notice to SLG, terminate this Agreement with respect to all or part of the services or ggLeap, and require SLG to immediately cease any use of the services or ggLeap (or any specified part or feature thereof).

8.5
Sole Remedy. THIS SECTION 8 SETS FORTH THE PARTIES’ SOLE REMEDIES AND THE PARTIES’ SOLE LIABILITIES AND ANY OBLIGATION FOR ANY ACTUAL, THREATENED, OR ALLEGED CLAIMS THAT THE SERVICES, GGLEAP, OR ANY SUBJECT MATTER OF THIS AGREEMENT INFRINGES, MISAPPROPRIATES, OR OTHERWISE VIOLATES ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

9.
Limitation of Liability. EXCEPT FOR ANY CLAIMS ARISING UNDER SECTIONS 6 (CONFIDENTIALITY) OR 8 (INDEMNIFICATION), OR WHICH ARE BASED UPON GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT, REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, TO THE EXTENT PERMITTED BY THE LAW OF THE JURSIDICTION IN WHICH THIS AGREEMENT IS ENTERED INTO: (A) THE PARTIES WILL NOT BE LIABLE TO ONE ANOTHER FOR ANY INDIRECT, EXEMPLARY, SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES OF ANY CHARACTER, INCLUDING, BUT NOT LIMITED TO, (i) DAMAGES FOR COMPUTER MALFUNCTION, LOSS OF INFORMATION, LOST PROFITS AND BUSINESS INTERRUPTION, AND THE COST TO OBTAIN SUBSTITUTE SOFTWARE OR HARDWARE, or (ii) LOSS, DAMAGE, CORRUPTION, OR RECOVERY OF DATA, OR BREACH OF DATA OR SYSTEM SECURITY, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE USE OF (OR INABILITY TO USE) THE SOFTWARE OR HARDWARE OF EITHER PARTY, HOWEVER CAUSED, AND WHETHER ARISING UNDER A THEORY OF CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EVEN IF ONE OF THE PARTIES WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND (B) IN NO EVENT WILL EITHER PARTY’S LIABILITY TO THE OTHER EXCEED THE SUM PAID BY SLG TO GGCIRCUIT IN THE TWELVE MONTHS PRECEDING THE EVENT GIVING RISE TO THE CLAIM. SOME STATES OR JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, SO THE ABOVE LIMITATIONS MAY NOT APPLY; PROVIDED, HOWEVER, THE PARTIES ARE ENTERING INTO THIS AGREEMENT ON THE EXPRESS CONDITION THAT EACH OF THEM AGREES TO THE “DISCLAIMER OF WARRANTIES” AND “LIMITATION OF LIABILITY” PROVISIONS HEREIN.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

10.
Insurance. The Parties will each maintain the following minimum insurance coverage and will name the other Party as an additional insured: (i) General Liability in the amount of [*****] per occurrence and [*****] in the aggregate; (ii) Hired and Non-owned Auto Liability in the amount of [*****]; (iii) Worker’s Compensation in accordance with state statutory minimums; and (iii) Errors and Omissions, including coverage for professional liability, third party cyber liability, data breach, network outage, service provider outage, and media liability, in the amount of [*****] per occurrence and [*****] in the aggregate.

11.
Notices. All notices, demands, or consents required or permitted in this Agreement must be in writing and hand delivered, sent by overnight courier, or mailed certified first-class mail (postage prepaid), return receipt requested to the respective Parties at addresses stated below. Any notice required or permitted to be given by the provisions of this Agreement will be conclusively deemed to have been received on the day it is delivered to that party by regular mail with acknowledgment of receipt or by any commercial courier providing equivalent acknowledgment of receipt.

If to SLG:

Super League Gaming, Inc.
2906 Colorado Blvd
Santa Monica, CA 90404
Attn: Matt Edelman

If to ggCircuit:

ggCircuit, LLC
2303 South 3rd Street
Terre Haute, IN 47802
Attn: Zack Johnson

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

With a copy to:

Gutwein Law
200 S. Meridian Street
Suite 420
Indianapolis, IN 46225
Attn: Wesley A. Zirkle

12.
Miscellaneous.

12.1
Surviving Terms. The provisions set forth in the following sections, and any other rights and obligations of the Parties that, by their nature, should survive termination of this Agreement, will survive any termination or expiration of this Agreement, including Sections 4, 5, 6, 8, and 9.

12.2
Relationship of the Parties. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement may be construed as creating any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the Parties, and neither Party has authority to contract for or bind the other Party in any manner whatsoever.

12.3
Public Announcements. Neither Party may issue or release any announcement, statement, press release, or other publicity or marketing materials relating to this Agreement or, unless expressly permitted under this Agreement, otherwise use the other Party's trademarks, service marks, trade names, logos, domain names, or other indicia of source, association, or sponsorship, in each case, without the prior written consent of the other Party, which consent may not be unreasonably withheld. Notwithstanding the foregoing, the Parties agree to issue a mutually approved public announcement inclusive of a formal press release about the partnership within 30 days of the Effective Date.

12.4
Assignment. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement in the event of a merger, sale of substantially all of the stock, assets or business, or other reorganization involving the assigning Party in which the assigning Party is not the surviving entity, and the other Party’s prior written consent is not required in such instance. Without limiting the foregoing, this Agreement will bind and inure to the benefit of each Party’s permitted successors and assigns.

12.5
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

12.6
Waiver, Amendment, Modification. No waiver, amendment or modification, including by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless it is in writing and signed by the Party against whom such waiver, amendment or modification is sought to be enforced. No waiver by either Party of any default in performance on the part of the other Party or of any breach or series of breaches by the other Party of any of the terms or conditions of this Agreement will constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions within. Performance of any obligation required of a Party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other Party; such waiver will be effective only with respect to the specific obligation described therein.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

12.7
Force Majeure. Neither Party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accidents or other acts of God and which renders their performance impossible (“Force Majeure”), provided that the Party seeking to delay its performance gives the other written notice of any such Force Majeure within five (5) days after its discovery, and further provided that such Party uses its good faith efforts to cure the Force Majeure. This clause is not applicable to any payment obligations.

12.8
Governing Law and Jurisdiction. This Agreement and any disputes arising hereunder are governed by and construed under the laws of the State of Indiana, excluding its conflicts of law rules (so that Indiana law is applied in any dispute). This Agreement is entered into and partly performable in the State of Indiana. Accordingly, both parties agree that they are subject to the jurisdiction of the state and federal courts serving Marion County, Indiana and any legal proceeding arising out of or in connection with this Agreement must be brought solely in the state or federal courts located in Marion County, Indiana, and waives any objection (on the grounds of lack of jurisdiction, or forum not convenient or otherwise) to the exercise of such jurisdiction over it by any such courts.

12.9
Equitable Relief. Each Party acknowledges and agrees that a breach or threatened breach by it would cause the other Party irreparable harm for which monetary damages would not be an adequate remedy and that, in the event of such breach or threatened breach, the other Party will be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from any court, without any requirement to post a bond or other security, or to prove actual damages or that monetary damages are not an adequate remedy. Such remedies are not exclusive and are in addition to all other remedies that may be available at law, in equity, or otherwise.

12.10
Attorneys’ Fees. In the event that any action, suit, or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party is entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

12.11
Entire Agreement. The Parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either Party to the other except such as are expressly set forth in this Agreement. The Parties further acknowledge that this Agreement supersedes any and all prior agreements, written or oral, between the Parties with respect to the matters set forth herein.

  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

12.12                      Severability. If any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder will remain valid and enforceable according to its terms. Without limiting the foregoing, it is expressly understood and agreed that each and every provision of this Agreement that provides for a limitation of liability, disclaimer of warranties, or exclusion of damages is intended by the Parties to be severable and independent of any other provision and to be enforced as such. Further, it is expressly understood and agreed that in the event any remedy in this Agreement is determined to have failed of its essential purpose, all other limitations of liability and exclusion of damages set forth herein will remain in full force and effect.

12.13
Headings. The headings in this Agreement are for convenience of reference only and do not constitute part of this Agreement.

12.14
Successors. This Agreement will inure to the benefit of, and may be enforced by, and will be binding upon the parties, and their permitted successors and assigns.

12.15
No Construction Against Drafting Party. Each Party expressly recognizes that this Agreement results from a negotiation process in which each was represented by counsel and contributed to the drafting of this Agreement. Given this fact, no legal or other presumptions against the Party drafting this Agreement concerning its construction, interpretation or otherwise accrue to the benefit of any Party to this Agreement, and each Party expressly waives the right to assert such a presumption in any proceedings or disputes connected with, arising out of, or involving this Agreement.

12.16
Counterparts. This Agreement may be executed in multiple counterparts, any of which will be deemed an original, but all of which when taken together will constitute one and the same instrument.

This Agreement is executed by the Parties as follows:

SUPER LEAGUE GAMING, INC.	GGCIRCUIT, LLC

By: /s/ Ann Hand Printed: Ann Hand Title: President & CEO Date: September 23, 2019	By: /s/ Zack Johnson Printed: Zack Johnson Title: CEO Date: September 23, 2019

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

SCHEDULE A

Rights Granted to SLG

Subject to Section 2 of the Agreement, ggCircuit grants the following additional rights to SLG:

1.
“Prime” Subscription Service. ggCircuit will continue to develop a consumer subscription service now known as “ggChampions Prime” (hereinafter “Prime”).

1.1           SLG will use its commercially reasonable efforts to market and monetize Prime. SLG shall also collaborate with ggCircuit on the design and features of Prime, based on consumer trends and market conditions, as well as its development timeline. SLG may determine, subject to the approval of ggCircuit (which such approval may not be unreasonably withheld, conditioned, or delayed), the prices to be charged for Prime which may vary by market.

1.2           ggCircuit shall develop and maintain the Prime platform within the parameters mutually agreed by SLG.

1.3           ggCircuit agrees to offer Prime, and other SLG applications as the Parties may mutually agree, as the default selections during customer setup of ggLeap. SLG acknowledges that ggLeap is subject to customer customization, as described below, and Super League Gaming branding and applications may be diminished or removed accordingly.

1.4           ggCircuit agrees to offer Prime, and other Prime-related applications as the Parties may mutually agree, [*****] (the “App Store”). ggCircuit further agrees to design the App Store so that customers and players are not able to change its design or functionality.

1.5           ggCircuit agrees to list Super League Gaming branded and Super League powered events [*****] within the section of ggLeap where events are presented to customers and players (the “Events Section”) as depicted on Exhibit 3. [*****].

2.
[*****].

3.
Standard Version of ggLeap. Within 60 days after the Effective Date, ggCircuit will cause the Customer Platform that accompanies its Standard Version of ggLeap to feature Super League Gaming branding as described in Clauses 3.1 and 3.2 below.

3.1           Dynamic Branding Locations. ggCircuit will place Super League Gaming branding in certain locations of ggLeap reserved for dynamic (or rotating) branding as follows: the locations depicted as “A”, “B”, “C”, and “D” of Exhibit 4.

3.2           Static Branding Locations. ggCircuit will place Super League Gaming branding in certain static locations of ggLeap as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

(A)
ggCircuit will place Super League Gaming branding on the player profile portion of the Customer Platform as depicted on Exhibit 5, which will also feature Prime, inclusive of each player’s statistics relative to Prime; and

(B)
ggCircuit will place Super League Gaming branding on the “prize vault” depicted on Exhibit 6.

3.3
Make-Goods. SLG acknowledges that the design of the Customer Platform is likely to evolve over the Term and branding locations granted to SLG in this Clause 3 may relocate, be deleted, or moved. In the event design changes of the Customer Platform result in diminished branding locations for SLG, then ggCircuit agrees to work in good faith with SLG to provide replacement branding locations.

3.4           Reserved Branding Locations. In accordance with its practices to-date, each LAN center subscribing to the Standard Version of ggLeap will be permitted to customize ggLeap, including the Customer Platform, on the condition that the Super League Gaming brand and at least one SLG application remains visible on the Customer Platform. All locations of the Customer Platform that are not granted to SLG are reserved for ggCircuit or its customers.

4.
[*****].

5.
Currency and Leaderboards. Subject to Section 4 of this Schedule A, the virtual currency system and all leaderboards and similar components of ggChampions will be branded as Super League Gaming.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

SCHEDULE B

ggCircuit Deliverables

1.
Development of Prime. Within 30 days of the Effective Date, ggCircuit will use its commercially reasonable efforts to provide SLG with a roadmap to develop Prime, with at least defining the development period for the first 90 days. Thereafter, ggCircuit will provide SLG with a development update at least every 30 days. Additionally, ggCircuit agrees to meet for a reasonable number of hours with SLG’s Chief Technology Officer on an ongoing basis for the purpose of mutual understanding to better implement the terms of this Agreement.

2.
SLG Integration into ggLeap.

2.1           Player Integration into SLG.  [*****]. ggCircuit will provide support and the technical integration requirements necessary for players who have opted into creating Super League Gaming Accounts to have single sign-on, or the equivalent, among SLG, Prime, and ggLeap.

2.2           Inactive Players. At the request of SLG, but no more than once per quarter, ggCircuit will contact select customers asking for their permission to contact inactive end-users with an email co-branded as ggCircuit, SLG, and the customer, inviting the end-user to return to the customer and try Prime and other Super League Gaming products.

2.3
Privacy Policy. ggCircuit agrees to modify its Privacy Policy to allow the integration of players described in Clause 2.1 of this Schedule B.

2.4
Privacy Compliance. SLG acknowledges that it must abide by domestic and international privacy laws including CAN-SPAM, California Consumer Privacy Act, and GDPR, as well as be COPPA compliant, as it relates to accessing and storing any personally identifiable information and contacting users by email or any other method.

3.
Customer Notification. Within 30 days of the Effective Date, ggCircuit will use reasonable efforts to notify customers of the Standard Versions of ggLeap that the Customer Platform will include benefits and experiences offered by Super League Gaming. Similarly, within 10 days of the launch of Prime, ggCircuit will use reasonable efforts to notify all such customers of ggLeap of the launch of Prime.

4.
Third Party Events. Subject to ggCircuit’s pre-existing relationships [*****] which are specifically excluded from this clause, [*****]; accordingly, ggCircuit agrees not to organize tournaments or other events. Any such opportunity referred by ggCircuit to SLG must be activated through ggLeap and available to ggCircuit’s customers. [*****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

5.
Project Management. On a reasonable basis, ggCircuit shall assist with the project management associated with the Super League branded applications and gameplay events, inclusive of facilitating positive relationships and managing communications with ggCircuit venue customers.

6.
Coins. [*****]. The Parties will collaborate to determine how coins earned prior to the launch of Prime may be able to be redeemed by players for rewards after the launch of Prime. The Parties further agree that SLG shall in no way be obligated to take on economic liability associated with coins issued to end-users that are distinct from the virtual currency offered through Prime.

7.
Game Developers. The Parties will collaborate to develop commercial relationships with game publishers and develop methods to increase player engagement.

8.
[*****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

SCHEDULE C

SLG Deliverables

SLG shall provide the following, at its sole cost and expense, to support its role in fulfilling this Agreement.

1.
SLG Resources. SLG shall provide staff resources to support the branding, marketing, administration and monetization of Prime.

2.
SLG Event Management. SLG shall manage all Super League branded or Super League powered gameplay events, tournaments, and seasons that are permitted by this Agreement.

3.
Third Party Events. With respect to third parties who desire to work with SLG or ggCircuit to run gameplay events, tournaments, or seasons among some or all of ggCircuit’s customers, SLG will manage such gameplay events, inclusive of negotiating and documenting any necessary agreements between SLG and such third parties, subject to SLG’s good faith determination that running such gameplay events, tournaments, and seasons makes business sense. [*****].

4.
Brand Partnership Monetization.

4.1           SLG shall provide the necessary staff resources and use reasonable efforts to monetize, via brand partnerships, the player-facing media and retail presence that is available via the Customer Platform and ggCircuit’s base of venue customers.

4.2           In the event that ggCircuit introduces SLG to a brand partner with whom SLG does not already have a “Prior Relationship” (as defined below), and SLG completes a revenue generating partnership with such brand partner that does not include ggCircuit, then SLG shall pay to ggCircuit the fees set forth in Clause 3.2(B) of the Agreement. [*****].

4.3           Notwithstanding the foregoing, ggCircuit acknowledges that SLG is engaged as part of its core business in the pursuit of brand partnerships that do not include exposure via the player-facing media or retail presence that is available via the Customer Platform and ggCircuit’s base of venue customers, and that doing so is not a breach of this Agreement. ggCircuit acknowledges that neither ggCircuit nor its base of venue customers are entitled to the Brand Partnerships Revenue Share or any fees or revenue share associated with such brand partnerships.

5.
Game Publisher Partnerships and Other Third Parties.

5.1           SLG and ggCircuit shall collaborate on developing commercial opportunities with game publishers and other entities which are not Brand Partnerships for the purposes of maximizing revenue opportunities for both Parties. ggCircuit acknowledges that SLG is engaged as part of its core business in the pursuit of game publisher and other third party partnerships that do not include ggCircuit, and that doing so is not a breach of this Agreement. ggCircuit further acknowledges that neither ggCircuit nor its base of venue customers are entitled to the Third Party Partnerships Revenue Share or any fees or revenue share associated with such game publisher or third party partnerships.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

5.2           In the event that ggCircuit introduces SLG to commercial opportunities which are not Brand Partnerships with whom SLG does not already have a Prior Relationship, and SLG completes a revenue generating partnership with such third party that does not include ggCircuit, then SLG shall pay to ggCircuit the fees set forth in Clause 3.2(D) of the Agreement.

6.
Promotion of Prime.

6.1           Special Events. Once ggCircuit has launched Prime, SLG commits to offer at least [*****] per month exclusively for Prime subscribers. In addition, SLG will use its commercially reasonable efforts to promote Prime through various marketing channels in the markets where SLG is offering events for Prime subscribers.

6.2
Funding of Prize Vault. Within [*****] from the launch of Prime inclusive of the prizing section of the rewards platform, SLG commits to [*****] in retail value of rewards or prizes per month in the prize vault.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 1

GGCIRCUIT MARKS

1.
GGCIRCUIT

2.
GGLEAP

3.
The following design marks:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 2

SLG MARKS

1.
SUPER LEAGUE GAMING

2.
SLG

3.
SUPER LEAGUE

4.
SUPERSLAB

5.
FRAMERATE

6.
The following design marks:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 3

LOCATION OF SLG MARKS ON EVENT SECTION
  [*****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 4

LOCATION OF SLG MARKS ON DYNAMIC BRANDING LOCATIONS
[*****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 5

LOCATION OF SLG MARKS ON PLAYER PROFILE
  [*****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

EXHIBIT 6

LOCATION OF SLG MARKS ON PRIZE VAULT
[*****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.